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                                                                   EXHIBIT 23.3

                  CONSENT OF TOWNSEND AND TOWNSEND AND CREW LLP


     We consent to the reference to our firm under the caption "Experts" in Amendment No. 3, dated June 3, 1996, of the Registration Statement on Form S-1 and related Prospectus of Affymetrix, Inc. for the registraion of 6,900,000 shares of its common stock.


                                       TOWNSEND AND TOWNSEND AND CREW LLP


                                       By: /s/ Paul C. Haughey
                                          ------------------------------------
                                          Paul C. Haughey
                                          Partner


Palo Alto, California
June 3, 1996